EXHIBIT 10.51

CONSOLIDATED, AMENDED AND RESTATED PROMISSORY NOTE

$275,000,000.00

New York, New York
November 30, 2011

FOR VALUE RECEIVED, REGO II BORROWER LLC, a Delaware limited liability company (“Maker”), having an office c/o Alexander’s, Inc., 210 Route 4 East, Paramus, New Jersey 07652, as maker, promises to pay to the order of BANK OF CHINA, NEW YORK BRANCH (together with its successors and assigns, collectively, “Lender”) the Principal Amount (as hereinafter defined), together with interest from the date hereof and other fees, expenses and charges as provided in this Consolidated, Amended and Restated Promissory Note (this “Note”).

This Note is intended to consolidate, amend and restate in their entirety those certain promissory notes (collectively, the “Existing Notes”) described on Schedule I  attached hereto and made a part hereof, which Existing Notes are now held by Lender; this Note is not intended to create any new indebtedness or to constitute a novation as to Maker’s obligations under the Existing Notes.

1.                  DEFINED TERMS.

(a)                Capitalized terms used but not otherwise defined herein shall have the respective meanings given thereto in that certain Loan and Security Agreement, dated as of the date hereof, by and between Maker and Lender (the “Loan Agreement”), unless otherwise expressly provided herein.  Any reference in this Note or in any other Loan Document to any Loan Document shall be deemed to include references to such documents as the same may hereafter be amended, modified, supplemented, extended, consolidated, replaced and/or restated from time to time (and, in the case of any note or other instrument, to any instrument issued in substitution therefor).  All references to sections shall be deemed to be references to sections of this Note, unless otherwise indicated.

2.                  PAYMENT TERMS.

(a)                Maker agrees to pay to the order of the Lender Two Hundred Seventy Five Million and 00/100 DOLLARS ($275,000,000.00) (the “Principal Amount”) and interest on the Principal Amount of this Note in accordance with this Note and the Loan Agreement.  The Principal Amount, all accrued and unpaid interest thereon and all other amounts due hereunder and under the Mortgage and the other Loan Documents shall be due and payable on the Maturity Date.

(b)               Interest on the outstanding principal balance of this Note shall accrue at a floating rate per annum equal to the Applicable Interest Rate.  After the occurrence and during the continuance of an Event of Default, interest on the then outstanding principal balance of this Note shall accrue at the Default Rate in accordance with the provisions of Section 2.2.7 of the Loan Agreement.

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(c)                On the date hereof, Maker shall pay to Lender, a payment of interest only in respect of the Initial Interest Accrual Period.

(d)               On each Payment Date during the term of the Loan, Maker shall pay to Lender, a monthly payment equal to the amount required pursuant to this Note and the Loan Agreement, to be applied by Lender, in accordance with this Note and the Loan Agreement.

(e)                The then outstanding Principal Amount together with all accrued and upaid interest thereon shall be due and payable on the Maturity Date.

(f)                Interest on the then outstanding Principal Amount shall be calculated by multiplying (1) the actual number of days elapsed in the period for which the calculation is being made, by (2) the daily rate, equal to the Applicable Interest Rate, divided by three hundred sixty (360), by (3) the Principal Amount.

(g)               All payments made by Maker hereunder or under any of the Loan Documents shall be made on or before 2:00 p.m. New York City time.  Any payments received after such time shall be credited to the next following Business Day.

(h)               All amounts advanced by Lender pursuant to the Loan Documents, other than the Principal Amount, or other charges provided in the Loan Documents, shall be due and payable as provided in the Loan Documents.  In the event any such advance or charge is not paid by Maker within the time set forth in the applicable Loan Document for such payment (taking into account any applicable notice and grace periods), Lender may, at its option, first apply any payments received thereafter under this Note to repay such advances, together with any interest that may be due and payable thereon, or other charges as provided in the Loan Documents, and the balance, if any, shall be applied in payment of any installment of interest or principal then due and payable.

(i)                 Amounts due on this Note shall be payable, without any counterclaim, setoff or deduction whatsoever, at the office of the Lender or its agent or designee at the address set forth on the first page of this Note or at such other place as Lender or its agent or designee may from time to time designate in a written notice given in accordance with the notice requirements of the Loan Agreement.

(j)                 All amounts due under this Note, including, without limitation, interest and the Principal Amount, shall be due and payable in lawful money of the United States.

(k)               To the extent that Maker makes a payment or Lender receives any payment or proceeds for Maker’s benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor-in-possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the obligations of Maker hereunder intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Lender.

(l)                 The Indebtedness shall without notice become immediately due and payable at the option of Lender if any payment required by this Note is not paid on or prior to the date when due (taking into account any applicable notice and grace periods) or is not paid on the Maturity Date or upon the occurrence and during the continuance of any other Event of Default.

3.                  PREPAYMENTS.  This Note may not be prepaid in whole or in part except in compliance with the terms, provisions and conditions of the Loan Agreement.

4.                  MISCELLANEOUS.

(a)                Waiver.  Maker and all endorsers, sureties and guarantors hereby jointly and severally waive all applicable exemption rights, valuation and appraisement, presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and, except as otherwise expressly provided in the Loan Documents, all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note.  Maker and all endorsers, sureties and guarantors consent to any and all extensions of time, renewals, waivers or modifications that may be granted by Lender with respect to the payment or other provisions of this Note and to the release of the collateral securing this Note or any part thereof, with or without substitution, and agree that additional makers, endorsers, guarantors or sureties may become parties hereto without notice to them or affecting their liability under this Note.

(b)               Non-Recourse.  Recourse to the Maker with respect to any claims arising under or in connection with this Note shall be limited to the extent provided in Section 14.1 of the Loan Agreement and the terms, covenants and conditions of Section 14.1 of the Loan Agreement are hereby incorporated by reference as if fully set forth in this Note.

(c)                Note Secured.  This Note and all obligations of Maker hereunder are secured by the Loan Agreement, the Mortgage and the other Loan Documents.  All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgage and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein.  In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

(d)               Notices.  Any notice, election, request or demand which by any provision of this Note is required or permitted to be given or served hereunder shall be given or served in the manner required for the delivery of notices pursuant to Section 15.6 of the Loan Agreement.

(e)                Entire Agreement.  This Note, together with the other Loan Documents, constitutes the entire and final agreement between Maker and Lender with respect to the subject matter hereof and thereof and may only be changed, amended, modified or waived by an instrument in writing signed by Maker and Lender.

(f)                No Waiver.  No waiver of any term or condition of this Note, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.  No notice to, or demand on, Maker shall entitle Maker to any other or future notice or demand in the same, similar or other circumstances.

(g)               Successors and Assigns.   (i) This Note shall be binding upon and inure to the benefit of Maker and Lender and their respective successors and permitted assigns.  Upon any endorsement, assignment, or other transfer of this Note by Lender in accordance with Loan Agreement or by operation of law, the term “Lender” as used herein, shall mean such endorsee, assignee, or other transferee or successor to Lender then becoming the holder of this Note.  Lender may, in accordance with the Loan Agreement, sell, assign, pledge, participate, transfer or delegate, as applicable, to one or more Persons, all or a portion of its rights and obligations under this Note and the other Loan Documents to any Person.  Any assignee or transferee of Lender shall be entitled to all the benefits afforded to Lender under this Note.

                                    (ii)        The term “Maker” as used herein shall include the respective successors and assigns, legal and personal representatives, executors, administrators, devisees, legatees and heirs of Maker, if any.  Except as specifically set forth in the Loan Agreement, Maker shall not have the right to assign, delegate or transfer its rights or obligations under this Note without the prior written consent of Lender, and any attempted assignment, delegation or transfer without such consent shall be null and void.

            (iii)       Upon the transfer of this Note in accordance with the terms hereof, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under Legal Requirements given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

(h)               Captions.  All paragraph, section, exhibit and schedule headings and captions herein are used for reference only and in no way limit or describe the scope or intent of, or in any way affect, this Note.

(i)                 Counterparts.  This Note may be executed in counterparts, each of which shall be an original and all of which, when taken together, shall constitute one binding Note.

(j)                 Severability.  The provisions of this Note are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Note.

(k)               GOVERNING LAW.  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5‑1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WITHOUT REGARD TO CHOICE OF LAW RULES.  MAKER AND LENDER AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT, IN EITHER CASE SITTING IN THE COUNTY OF NEW YORK, AND MAKER AND LENDER CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON MAKER AND LENDER IN THE MANNER AND AT THE ADDRESS SPECIFIED FOR NOTICES IN THE LOAN AGREEMENT.  MAKER AND LENDER HEREBY WAIVE ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

(l)                 JURY TRIAL WAIVER.  MAKER AND LENDER AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER MAKER OR LENDER HEREBY EXPRESSLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS NOTE, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NOTE (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND MAKER AND LENDER HEREBY AGREE AND CONSENT THAT AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT HERETO TO THE WAIVER OF ANY RIGHT TO TRIAL BY JURY.  MAKER AND LENDER ACKNOWLEDGE THAT THEY HAVE CONSULTED WITH LEGAL COUNSEL REGARDING THE MEANING OF THIS WAIVER AND ACKNOWLEDGE THAT THIS WAIVER IS AN ESSENTIAL INDUCEMENT FOR THE MAKING OF THE LOAN.  THIS WAIVER SHALL SURVIVE THE REPAYMENT OF THE LOAN.

(m)             Counterclaims and Other Actions.  Maker hereby expressly and unconditionally waives, in connection with any suit, action or proceeding brought by Lender on this Note, any and every right Maker may have to (1) interpose any counterclaim therein (other than a counterclaim which can only be asserted in the suit, action or proceeding brought by Lender on this Note and cannot be maintained in a separate action) and (2) have any such suit, action or proceeding consolidated with any other or separate suit, action or proceeding

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(n)               Savings Clause.  Notwithstanding anything to the contrary, (a) all agreements and communications between Maker and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed to constitute interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the maximum lawful rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Maker to Lender and (c) if through any contingency or event Lender receives or is deemed to receive interest in excess of the maximum lawful rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Maker to Lender, or if there is no such indebtedness, shall immediately be returned to Maker.

                        5.         REPLACEMENT NOTE.      This Note evidences the same indebtedness evidenced by the Existing Notes and is intended to replace and supersede the Existing Notes.  This Note is not intended to, nor shall it be construed to, constitute a novation of the Existing Notes or the obligations evidenced thereby.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Maker and Lender have duly executed this Note as of the day and year first above written.

MAKER:

REGO II BORROWER LLC,
a Delaware limited liability company

By:	/s/ Alan J. Rice
Name:	Alan J. Rice
Title:	Secretary

MORTGAGEE:

BANK OF CHINA, NEW YORK BRANCH

By:	/s/ Ted Louie
Name:	Ted Louie
Title:	Assistant Vice President

By:	/s/ Shiqiang Wu
Name:	Shiqiang Wu
Title:	General Manager, U.S.A.

SCHEDULE I

EXISTING NOTES

1.      Note dated December 21, 2007 by Alexander's of Rego Park II, Inc to Bank of Ireland, Connecticut Branch in the amount of $14,030,714.00

2.      Note dated December 21, 2007 by Alexander's of Rego Park II, Inc to Wells Fargo Bank, National Association in the amount of $11,224,572.00

3.      Note dated December 21, 2007 by Alexander's of Rego Park II, Inc to Wells Fargo Bank, National Association in the amount of $28,775,428.00

4.      Note dated December 21, 2007 by Alexander's of Rego Park II, Inc to PB Capital Corporation in the amount of $61,147,786.00

5.      Note dated December 21, 2007 by Alexander's of Rego Park II, Inc to PB Capital Corporation in the amount of $23,852,214.00

6.      Note dated December 21, 2007 by Alexander's of Rego Park II, Inc to Norddeutsche Landesbank Girozentrale, New York Branch in the amount of $53,953,928.00

7.      Note dated December 21, 2007 by Alexander's of Rego Park II, Inc to Norddeutsche Landesbank Girozentrale, New York Branch in the amount of $21,046,072.00

8.      Note dated December 21, 2007 by Alexander's of Rego Park II, Inc to Bank of Ireland, Connecticut Branch in the amount of $35,969,286.00

9.      Note dated December 21, 2007 by Alexander's of Rego Park II, Inc to Landesbank Baden-Wurttemberg, New York Branch in the amount of $28,061,428.00

10.  Note dated December 21, 2007 by Alexander's of Rego Park II, Inc to Landesbank Baden-Wurttemberg, New York Branch in the amount of $71,938,572.00